UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32743

Texas	74-1492779
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

12377 Merit Drive Suite 1700 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

(214) 368-2084

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2017, EXCO Resources, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which the following proposals were voted upon:

1.	Election of each of the following director nominees for a one-year term on the Company’s Board of Directors (the “Board”): (i) B. James Ford, (ii) Anthony R. Horton, (iii) Randall E. King, (iv) Samuel A. Mitchell, (v) Robert L. Stillwell, (vi) Stephen J. Toy and (vii) C. John Wilder.

	Number of Shares
Nominee	For	Withheld	Broker Non-Votes
B. James Ford	175,113,392	2,921,809	77,681,553
Anthony R. Horton	175,746,760	2,288,441	77,681,553
Randall E. King	175,573,584	2,461,617	77,681,553
Samuel A. Mitchell	175,568,076	2,467,125	77,681,553
Robert L. Stillwell	172,969,624	5,065,577	77,681,553
Stephen J. Toy	175,651,087	2,384,114	77,681,553
C. John Wilder	175,428,041	2,607,160	77,681,553

2.	Approval, pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, of the issuance of the Company’s common stock for interest due under the Company’s senior secured 1.5 lien notes and its senior secured 1.75 lien term loans and upon the exercise of outstanding warrants to purchase common stock.

Number of Shares
For	Against	Abstentions	Broker Non-Votes
166,389,279	10,895,843	750,079	77,681,553

3.	Approval of an amendment to the Company’s certificate of formation to effect a reverse stock split at a ratio of between 1-for-10 and 1-for-20 (the “Reverse Stock Split”).

Number of Shares
For	Against	Abstentions
242,272,649	12,211,304	1,232,801

4.	Advisory vote to approve executive compensation.

Number of Shares
For	Against	Abstentions	Broker Non-Votes
165,224,982	11,942,452	867,767	77,681,553

5.	Advisory vote to determine the frequency of future advisory votes on the Company’s executive compensation.

Number of Shares
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
171,527,875	733,141	3,032,837	2,741,348	77,681,553

As recommended by the Board and approved by the stockholders on an advisory basis, the Company will hold an annual advisory vote on executive compensation.

6.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Number of Shares
For	Against	Abstentions
252,204,153	2,037,255	1,475,346

7.	Approval of any adjournments of the Annual Meeting, if necessary or appropriate, to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt proposal 2 or 3.

Number of Shares
For	Against	Abstentions
237,919,747	16,070,348	1,726,659

Each of the proposals received a sufficient number of votes to be approved.

Item 7.01	Regulation FD Disclosure.

On June 1, 2017, the Company issued a press release announcing the Reverse Stock Split and the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 1, 2017, issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2017	By:	/S/ Heather Lamparter
	Name:	Heather Lamparter
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 1, 2017, issued by EXCO Resources, Inc.